UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025 (September 15, 2025)

ADAPTI, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-53336	01-0884561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2278 Monitor St.,
Dallas, Texas	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 375-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2025, Adapti, Inc. (“Company”) issued a 17.5% Original Issue Discount Senior Convertible Promissory Note (the “Note”) in the principal amount of $181,818 (“Principal Amount”) in exchange for $150,000 in cash. The Note was issued to Jeff Campbell, the Company’s executive chairman, and an accredited investor.

The Note (i) has a maturity date of December 14, 2025, (ii) may be prepaid by the Company for the Principal Amount at any time prior to the Maturity Date (iii) begins to accrue interest if not paid or converted at the Maturity Date at a rate of twenty percent (20%) for every ninety (90) day period thereafter, and (iv) is convertible into shares of common stock (“Common Stock”) of the Company at the election of the holder at any time, subject to a beneficial ownership limitation of 4.99% (which may be increase by holder to not greater than 9.99% on 61 days notice), at a conversion price per share equal to the lesser of (a) $3.08 and (b) 70% of the closing price of the Common Stock on the date of conversion on the trading market or quotation system where the Common Stock is listed.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summary of the Note is qualified in its entirety by reference to the full text of such document, a copy of the form of which is attached hereto as Exhibit 10.01, and which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.01	Form of 17.5% Original Issue Discount Senior Convertible Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025	Adapti, Inc.

	By:	/s/ Adam Nicosia
Adam Nicosia
Chief Executive Officer